EXHIBIT 32.2

CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORT
(Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002)

I, R. Llee Chapman, Chief Financial Officer of Apollo Gold Corporation (the "Company"), do hereby certify in accordance with U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September  8,  2003


                                 /s/  R.  Llee  Chapman
                       ________________________________________________
                       R.  LLEE  CHAPMAN
                       CHIEF  FINANCIAL  OFFICER


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